POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS THAT I, E. MAC CRAWFORD, President, Chief Executive Officer, and Chairman of the Board of Magellan Health Services, Inc. (the "Company"), do hereby appoint Howard A. McLure, Vice President and Controller of the Company and Steve J. Davis, Executive Vice President, Administrative Services and General Counsel of the Company, or any one of them, my true and lawful attorney-in-fact for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-3, or any amendments or supplements thereto, for the registration of shares of Common Stock of the Company to be issued in connection with the exercise of warrants to purchase Common Stock of the Company issued to Rainwater-Magellan Holdings, L.P. and the subsequent resale of such Common Stock; (ii) any application for registration or qualification (or exemption therefrom) of such shares under the Blue Sky or other federal or state securities laws and regulations; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

         IN WITNESS WHEREOF, I have hereunto set my hand as of the 23rd day of January, 1997.


                                         /s/ E. Mac Crawford
                                         --------------------------------------
                                         E. MAC CRAWFORD
                                         President, Chief Executive Officer, and
                                         Chairman of the Board

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS THAT I, CRAIG L. McKNIGHT, Executive Vice President and Chief Financial Officer of Magellan Health Services, Inc. (the "Company"), do hereby appoint Howard A. McLure, Vice President and Controller of the Company and Steve J. Davis, Executive Vice President, Administrative Services and General Counsel of the Company, or any one of them, my true and lawful attorney-in-fact for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-3, or any amendments or supplements thereto, for the registration of shares of Common Stock of the Company to be issued in connection with the exercise of warrants to purchase Common Stock of the Company issued to Rainwater-Magellan Holdings, L.P. and the subsequent resale of such Common Stock; (ii) any application for registration or qualification (or exemption therefrom) of such shares under the Blue Sky or other federal or state securities laws and regulations; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

         IN WITNESS WHEREOF, I have hereunto set my hand as of the 23rd day of January, 1997.


                                          /s/ Craig L. McKnight
                                         ---------------------------------------
                                         CRAIG L. McKNIGHT
                                         Executive Vice President and Chief
                                         Financial Officer

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS THAT I, G. FRED DiBONA, JR., a Director of Magellan Health Services, Inc. (the "Company"), do hereby appoint Howard A. McLure, Vice President and Controller of the Company and Steve J. Davis, Executive Vice President, Administrative Services and General Counsel of the Company, or any one of them, my true and lawful attorney-in-fact for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-3, or any amendments or supplements thereto, for the registration of shares of Common Stock of the Company to be issued in connection with the exercise of warrants to purchase Common Stock of the Company issued to Rainwater-Magellan Holdings, L.P. and the subsequent resale of such Common Stock; (ii) any application for registration or qualification (or exemption therefrom) of such shares under the Blue Sky or other federal or state securities laws and regulations; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

         IN WITNESS WHEREOF, I have hereunto set my hand as of the 23rd day of January, 1997.


                                          /s/ G. Fred DiBona, Jr.
                                         ---------------------------------------
                                         G. FRED DiBONA, JR.
                                         Director

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS THAT I, ANDRE C. DIMITRIADIS, a Director of Magellan Health Services, Inc. (the "Company"), do hereby appoint Howard A. McLure, Vice President and Controller of the Company and Steve J. Davis, Executive Vice President, Administrative Services and General Counsel of the Company, or any one of them, my true and lawful attorney-in-fact for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-3, or any amendments or supplements thereto, for the registration of shares of Common Stock of the Company to be issued in connection with the exercise of warrants to purchase Common Stock of the Company issued to Rainwater-Magellan Holdings, L.P. and the subsequent resale of such Common Stock; (ii) any application for registration or qualification (or exemption therefrom) of such shares under the Blue Sky or other federal or state securities laws and regulations; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

         IN WITNESS WHEREOF, I have hereunto set my hand as of the 23rd day of January, 1997.


                                          /s/ Andre C. Dimitriadis
                                         ---------------------------------------
                                         ANDRE C. DIMITRIADIS
                                         Director

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS THAT I, A. D. FRAZIER, JR., a Director of Magellan Health Services, Inc. (the "Company"), do hereby appoint Howard A. McLure, Vice President and Controller of the Company and Steve J. Davis, Executive Vice President, Administrative Services and General Counsel of the Company, or any one of them, my true and lawful attorney-in-fact for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-3, or any amendments or supplements thereto, for the registration of shares of Common Stock of the Company to be issued in connection with the exercise of warrants to purchase Common Stock of the Company issued to Rainwater-Magellan Holdings, L.P. and the subsequent resale of such Common Stock; (ii) any application for registration or qualification (or exemption therefrom) of such shares under the Blue Sky or other federal or state securities laws and regulations; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

         IN WITNESS WHEREOF, I have hereunto set my hand as of the 23rd day of January, 1997.


                                          /s/ A. D. Frazier, Jr.
                                         ---------------------------------------
                                         A. D. FRAZIER, JR.
                                         Director

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS THAT I, RAYMOND H. KIEFER, a Director of Magellan Health Services, Inc. (the "Company"), do hereby appoint Howard A. McLure, Vice President and Controller of the Company and Steve J. Davis, Executive Vice President, Administrative Services and General Counsel of the Company, or any one of them, my true and lawful attorney-in-fact for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-3, or any amendments or supplements thereto, for the registration of shares of Common Stock of the Company to be issued in connection with the investment in Common Stock of the Company by Rainwater-Magellan
Holdings, L.P.; (ii) any application for registration or qualification (or exemption therefrom) of such shares under the Blue Sky or other federal or state securities laws and regulations; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

         IN WITNESS WHEREOF, I have hereunto set my hand as of the 23rd day of January, 1997.


                                          /s/ Raymond H. Kiefer
                                         ---------------------------------------
                                         RAYMOND H. KIEFER
                                         Director

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS THAT I, GERALD L. McMANIS, a Director of Magellan Health Services, Inc. (the "Company"), do hereby appoint Howard A. McLure, Vice President and Controller of the Company and Steve J. Davis, Executive Vice President, Administrative Services and General Counsel of the Company, or any one of them, my true and lawful attorney-in-fact for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-3, or any amendments or supplements thereto, for the registration of shares of Common Stock of the Company to be issued in connection with the investment in Common Stock of the Company by Rainwater-Magellan
Holdings, L.P.; (ii) any application for registration or qualification (or exemption therefrom) of such shares under the Blue Sky or other federal or state securities laws and regulations; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

         IN WITNESS WHEREOF, I have hereunto set my hand as of the 23rd day of January, 1997.


                                          /s/ Gerald L. McManis
                                         ---------------------------------------
                                         GERALD L. McMANIS
                                         Director

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS THAT I, DARLA MOORE, a Director of Magellan Health Services, Inc. (the "Company"), do hereby appoint Howard A. McLure, Vice President and Controller of the Company and Steve J. Davis, Executive Vice President, Administrative Services and General Counsel of the Company, or any one of them, my true and lawful attorney-in-fact for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-3, or any amendments or supplements thereto, for the registration of shares of Common Stock of the Company to be issued in connection with the exercise of warrants to purchase Common Stock of the Company issued to Rainwater-Magellan Holdings, L.P. and the subsequent resale of such Common Stock; (ii) any application for registration or qualification (or exemption therefrom) of such shares under the Blue Sky or other federal or state securities laws and regulations; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

         IN WITNESS WHEREOF, I have hereunto set my hand as of the 23rd day of January, 1997.


                                          /s/ Darla Moore
                                         ---------------------------------------
                                         DARLA MOORE
                                         Director